UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 24, 2003


                             Patapsco Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Maryland                      0-28032                  52-1951797
-------------------------------        -----------          --------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization          File Number          Identification No.)



        1301 Merritt Boulevard, Dundalk, MD            21222-2194
        ---------------------------------------------------------
        (Address of Principal Executive Offices)       (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


             Exhibit 99.1             Press Release dated July 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On July 24, 2003, Patapsco Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date:    July 25, 2003                By: /s/ Joseph J. Bouffard
                                          -------------------------------------
                                          Joseph J. Bouffard
                                          President